                                                                   EXHIBIT 99.03

05/99                                                                     Page 1


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1995-1

     Pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of August 1, 1994, as amended by the First Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of September 28, 1994 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended, or otherwise modified, the "Pooling and Servicing"), between First USA Bank, NA., as Seller and Servicer ("First USA "), and Bankers Trust Company, as trustee (the "Trustee"), First USA as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the CC Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 15, 1999, and with respect to the performance of the Trust during the month of May, 1999 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement or the Series 1995-1 Supplement dated as of March 1, 1995 between First USA , as Seller and Servicer, and the Trustee (as amended and supplemented , the "Series Supplement".

     A)   Information Regarding Distributions to
          the Class A Certificateholders, per
          $1,000 original certificate principal amount.

          (1)  The total amount of the
               distribution to Class A
               Certificateholders, per $1,000
               original certificate principal amount                                  $       4.1103472

          (2)  The amount of the  distribution set forth in paragraph 1 above in respect of  interest  on the Class A  Certificates,
               per $1,000 original certificate principal amount                       $       4.1103472

05/99                                                                     Page 2

          (3)  The amount of the  distribution set forth in paragraph 1 above in respect of principal  of the Class A  Certificates,
               per $1,000 original certificate principal amount                       $       0.0000000

     B)   Class A Investor Charge Offs and
          Reimbursement of Charge Offs

          (1)  The amount of Class A Investor
               Charge Offs                                                            $       0.0000000

          (2)  The amount of Class A Investor  Charge Offs set forth in paragraph 1 above, per $1,000 original certificate
               principal amount                                                       $       0.0000000

          (3)  The total amount reimbursed in
               respect of Class A Investor Charge Offs                                $       0.0000000

          (4)  The amount set forth in  paragraph  3 above,
               per $1,000 original certificate principal amount                       $       0.0000000

          (5)  The amount,  if any, by which the outstanding  principal balance  of the  Class A  Certificates  exceeds  the Class A
               Invested Amount after giving effect to all transactions on
               such Distribution Date                                                 $       0.0000000

     C)   Information Regarding Distributions to the Class B
          Certificateholders, per $1,000 original certificate principal amount.

          (1)  The total amount of the distribution to Class B
               Certificateholders, per $1,000 original certificate
               principal amount                                                       $       4.2311804

          (2)  The amount of the  distribution set forth in paragraph 1 above in respect of  interest  on the Class B  Certificates,
               per $1,000 original certificate principal amount                       $       4.2311804


05/99                                                                     Page 3

          (3)  The amount of the  distribution set forth in paragraph 1 above in respect of principal on the Class B  Certificates,
               per $1,000 original certificate principal amount                       $       0.0000000

     D)   Class B Investor Charge Offs and
          Reimbursement of Charge Offs

          (1)  The amount of Class B Investor
               Charge Offs                                                            $       0.0000000

          (2)  The amount of Class B Investor Charge Offs set forth in paragraph 1 above, per $1,000 original certificate
               principal amount                                                       $       0.0000000

          (3)  The total amount reimbursed in respect of Class B
               Investor Charge Offs                                                   $       0.0000000

          (4)  The amount set forth in  paragraph  3 above,  per $1,000
               original certificate principal amount                                  $       0.0000000

          (5)  The amount,  if any, by which the outstanding  principal balance  of the  Class B  Certificates  exceeds  the Class B
               Invested  Amount after giving effect to all  transactions on
               such Distribution Date                                                 $       0.0000000


                                       First USA  BANK, NA.,
                                       as Servicer


                                       By  /s/ TRACIE KLEIN
                                          ------------------------------
                                               Tracie H. Klein
                                               First Vice President